                                                             EXHIBIT 10-4



                           COMMONWEALTH BANCORP, INC.
                         AMENDED MANAGEMENT RECOGNITION
                     PLAN FOR DIRECTORS AND TRUST AGREEMENT


                                   ARTICLE I
                      ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 Commonwealth Bancorp, Inc. (the "Corporation") hereby assumes this Amended Management Recognition Plan for Directors (the "Plan") and Trust (the "Trust") originally established by Commonwealth Bank (the "Bank") upon the terms and conditions hereinafter stated in this Amended Management Recognition Plan for Directors and Trust Agreement (the "Agreement").

     1.02 The Trustee(s) hereby accept this Trust and agree to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                              PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to improve the growth and profitability of the Corporation by providing non-employee directors with a proprietary interest in the Corporation as compensation for their contributions to the Corporation and as an incentive to make such contributions in the future.

                                  ARTICLE III
                                  DEFINITIONS

     The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.02 "Board" means the Board of Directors of the Corporation.

     3.03 "Code" means the Internal Revenue Code of 1986, as amended.

     3.04 "Committee" means the entire Board of Directors of the Corporation which administers the Plan pursuant to Article IV hereof.

     3.05 "Common Stock" means shares of the common stock, $.10 par value per share, of the Corporation following reorganization of the Bank into the stock holding company structure and shares of common stock, $.10 par value per share, of the Bank prior to such reorganization.

     3.06 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

     3.07 "Effective Date" means the hour and day upon which common stock is initially sold by the Bank in the Offering.

     3.08 "Employee" means any person who is employed by the Corporation or any Subsidiary, including officers or other employees who may be directors of the Corporation.

     3.09 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.10 "Non-employee Director" means a member of the Board of the Bank who is not an Employee.

     3.11 "Offering" means the offering of common stock to the public pursuant to the Stock Issuance Plan adopted by the Bank following the reorganization of Commonwealth Federal Savings Bank into the mutual holding company form of organization.

     3.12 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

     3.13 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

     3.14 "Recipient" means a Non-employee Director who receives a Plan Share Award under the Plan.

     3.15 "Retirement" means a termination of service upon or after attainment of age sixty-five (65) or such earlier age as may be specified in applicable plans or policies of the Corporation or any Subsidiary or in a Recipient's Plan Share Award.

     3.16 "Subsidiary" means any subsidiaries of the Corporation.

     3.17 "Trustee" or "Trustees" means those person or persons (which may be members of the Committee), or firm or other entity, nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of the members of the entire Board. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall appoint one or more persons (which may be from among its members), or a firm or other entity, to act as Trustee(s) in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02 ROLE OF THE BOARD. The Trustee or Trustees shall be appointed or approved by, and will serve at the pleasure of, the Committee. The Committee may in its discretion from time to time remove, replace or add Trustees.

     4.03 LIMITATION ON LIABILITY. No member of the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

                                   ARTICLE V
                                 CONTRIBUTIONS

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Non-employee Directors shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES.  Subject to
Section 8.02 hereof, the Trustees shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares initially available for distribution pursuant to this Plan, subject to adjustment as provided in Section 9.01 hereof, shall be equal to 0.44% of the shares of common stock which are issued by the Bank in the Offering (rounded down to the nearest whole number), as adjusted by the final exchange ratio utilized in the reorganization of the Bank from the mutual holding company structure to the stock holding company, structure, which shares shall be purchased by the Trust in such Offering with funds contributed by the Bank. Subsequent to consummation of the Offering, the Trust may purchase (from the Corporation and/or stockholders thereof) additional shares of Common Stock for distribution pursuant to this Plan.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. Plan Share Awards shall be made to each Non-employee Director.

     (a) INITIAL ALLOCATION. A Plan Share Award shall be allocated to each Non-employee Director as of the hour and day on which common stock of the Bank is initially sold in the Offering. Specifically, each Non-employee Director shall receive a Plan Share Award for the number of whole shares of common stock of the Bank determined by multiplying the original number of shares of common stock of the Bank which may be issued pursuant to this Plan by 90%, with Matthew T. Welde to receive 30% of such product and each other Non-employee Director to receive 10%.

     (b) SUBSEQUENT ALLOCATION. A Plan Share Award shall be allocated to each Non-employee Director one year from the date on which common stock of the Bank is initially sold in the Offering. Specifically, each Non-employee Director shall receive a Plan Share Award for the number of whole shares of common stock of the Bank determined by multiplying the original number of shares of common stock of the Bank which may be issued pursuant to this Plan by 10%, with Matthew T. Welde to receive 30% of such product and each other Non-employee Director to receive 10%.

     6.02 FORM OF ALLOCATION. As promptly as practicable after a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. Such terms shall be reflected in a written agreement with the Recipient. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

                                  ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNING PLAN SHARES; FORFEITURES.

     (a) GENERAL RULES. Subject to the terms hereof, Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If service as a director by a Recipient is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. No fractional shares shall be distributed pursuant to this Plan.

     (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY AND RETIREMENT. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose service as a director of the Corporation terminates due to death, Disability, Retirement or failure of stockholders of the Corporation to re-elect the Recipient as a Non-employee Director, shall be deemed earned as of the Recipient's last day of service with the Corporation and shall be distributed as soon as practicable thereafter; provided, however, that no Awards shall be distributed prior to six months from the date of grant of the Plan Share Award.

     (c) EXCEPTION FOR TERMINATIONS AFTER A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a "change in control of the Corporation". A "change in control of the Corporation" is defined as a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor thereto, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder.

     (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of any Non-employee Director who is removed from service as a director of the Corporation for cause (as hereinafter defined). Removal shall be deemed to be for cause if the Non-employee Director has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of his duties to the Corporation or any Subsidiary.

     7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends or stock dividends declared in respect of each Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

     7.03 DISTRIBUTION OF PLAN SHARES.

     (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Plan Shares shall be distributed to a Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, provided, however, that no Plan Shares shall be distributed to a Recipient or Beneficiary pursuant to a Plan Share Award within six months from the date on which that Plan Share Award was granted to such person.

     (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

     (c) WITHHOLDING. The Trustees may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustees may require the Recipient or Beneficiary to pay to the Trustees the amount required to be withheld as a condition of delivering the Plan Shares. The Trustees shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Committee, upon the advice of counsel, may deem appropriate.

     7.04 VOTING OF PLAN SHARES. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustees as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients have not directed the voting shall be voted by the Trustees as the Committee in its discretion shall direct.

                                  ARTICLE VIII
                                     TRUST

     8.01 TRUST. The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except (i) to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust and (ii) contributions to the Trust by the Bank prior to the Offering may be temporarily invested in such interest-bearing account or accounts as the Trustees shall determine to be appropriate. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

     (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

     (b) To invest any Trust assets not otherwise invested in accordance with
(a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

     (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

     (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

     (e) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

     (f) To employ brokers, agents, custodians, consultants and accountants.

     (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

     (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 RECORDS AND ACCOUNTS. The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.

     8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustees harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustees' powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                                 MISCELLANEOUS

     9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. In addition, in the event the Corporation distributes warrants or other securities or assets on a pro rata basis to all holders of Common Stock of the Corporation without receipt or payment of consideration by the Corporation (the "Distribution"), then the Corporation shall (a) make appropriate arrangements so that the holders of Awards outstanding immediately prior to the date of the Distribution receive upon receipt of the underlying Plan Shares the benefits of the Distribution as if the holders had received the Plan Shares immediately prior to the record date used for the Distribution, and (b) depending upon the terms of the Distribution, adjust the number of Plan Shares underlying any Awards outstanding immediately prior to the date of the Distribution so that the economic value of the Award at the time of the Distribution is neither increased nor decreased by the Distribution, in which event the aggregate number of Plan Shares available for distribution pursuant to Plan Share Awards shall also be proportionately adjusted.

     9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of a Plan Share Award, alter or impair any Plan Share Award previously granted under this Plan as specifically authorized herein. Upon termination of the Plan, all Plan Share Awards shall be distributed to the Recipients regardless of whether or not such Plan Share Awards had otherwise been earned under the service requirements set forth in Article VII; provided, however, that no Awards shall be distributed prior to six months from the date of grant of the Plan Share Award. Notwithstanding anything contained in this Plan to the contrary, the provisions of Articles VI and VII of this Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such statutes.

     9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustees, the Committee or the Board in connection with the Plan shall create any right on the part of any Non-employee Director to continue as such.

     9.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

     9.06 GOVERNING LAW. The Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

     9.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect.

     9.08 TERM OF PLAN.  This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

     9.09 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this __ day of January 1998.


                                      COMMONWEALTH BANCORP, INC.


                                      By:
                                         --------------------------------------
                                      Charles H. Meacham, Chairman of the Board
                                      and Chief Executive Officer



                     ATTEST:          TRUSTEES:



                     ---------------  --------------------
                     Patrick J. Ward  George C. Beyer, Jr.
                     Secretary


                                      --------------------------------
                                      Joseph E. Colen, Jr.


                                      --------------------------------
                                      William B. Haines, Jr.


                                      --------------------------------
                                      Charles H. Meacham


                                      --------------------------------
                                      Harry P. Mirabile


                                      --------------------------------
                                      Nicholas Sclufer


                                      --------------------------------
                                      Mathew T. Welde